Exhibit 99.1

EXECUTION VERSION

JOINDER AGREEMENT

This Joinder Agreement, dated as of November 7, 2012 (this “Joinder Agreement” or this “Agreement”), by and among BARCLAYS BANK PLC (the “New Lender”), THE HILLMAN COMPANIES, INC., THE HILLMAN GROUP, INC. (“HGI”), BARCLAYS BANK PLC (the “Administrative Agent”) and, solely for purposes of Sections 18(a) and 18(b) hereof, each other Credit Party party hereto.

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of May 28, 2010 (as amended by Amendment No. 1 to Credit Agreement, dated as of December 22, 2010, and Amendment No. 2 to Credit Agreement, dated as of April 18, 2011, as modified by the Joinder Agreement, dated as of November 4, 2011, and as amended by Amendment No. 3 to Credit Agreement, dated as of January 25, 2012, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among OHCP HM Acquisition Corp., OHCP HM Merger Sub Corp., The Hillman Companies, Inc., Hillman Investment Company, The Hillman Group, Inc., the banks and other lending institutions from time to time party thereto, Barclays Bank PLC, as Administrative Agent, Issuing Lender and Swingline Lender, and the other parties thereto (capitalized terms used but not defined herein having the meanings provided in the Credit Agreement); and

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may establish New Term Loan Commitments;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

I. The New Lender hereby commits to provide its New Term Loan Commitment, as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth below.

II. The New Lender (i) confirms that it has received a copy of the Credit Agreement and the other Finance Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent and/or the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Finance Documents as are delegated to the Administrative Agent and the Collateral Agent, respectively, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a New Lender.

III. The New Lender hereby agrees to make its New Term Loan Commitment on the following terms and conditions:

1. Applicable Margin; Closing Fee; Ticking Fee. The Applicable Margin for the New Term Loan shall equal the Applicable Margin with respect to the existing Term Loans. The Borrower shall pay the following fees to the New Lender:

(a)	as fee compensation for the funding of each installment of the New Term Loan, a closing fee in an amount equal to 0.50% of the stated principal amount of such installment, payable to the New Lender from the proceeds of such installment as and when funded on the Funding Date (as defined below) with respect to such installment (which closing fee shall be in all respects fully earned, due and payable with respect to such installment on the Funding Date with respect to such installment and non-refundable and non-creditable thereafter); and

(b)	as consideration for the New Lender’s New Term Loan Commitment, a ticking fee equal to the percentage per annum set forth in the table below of the aggregate amount of the New Lender’s New Term Loan Commitment with respect to the period set forth in the table below (calculated on the basis of the actual number of days elapsed in a 360-day year) (which ticking fee shall accrue and be in all respects fully earned beginning on the Increased Amount Date (as defined below) and be due and payable on (i) with respect to the aggregate amount of the New Lender’s New Term Loan Commitment funded on the First Funding Date (as defined below), the First Funding Date and (ii) with respect to the aggregate amount of the New Lender’s New Term Loan Commitment not funded on the First Funding Date, the earlier of (A) the Second Funding Date (as defined below) and (B) the Termination Date (as defined below), and shall be non-refundable and non-creditable thereafter):

Period of Days Elapsed from and Including the Increased Amount Date to but Excluding the First Funding Date or the Earlier of the Second Funding Date and the Termination Date	Ticking Fee
0 – 30 days	0.50%
31 – 90 days	1.75%
91 days and thereafter	3.50%

2. Principal Payments. The Borrower shall make principal payments on the New Term Loan in installments on March 31, June 30, September 30 and December 31 of each year, beginning with such date at the end of the first full fiscal quarter after (a) with respect to the first installment of the New Term Loan, the First Funding Date and (b) with respect to the second installment of the New Term Loan, the Second Funding Date and ending on March 31, 2016

(and each such date shall be a Principal Amortization Payment Date for all purposes under the Credit Agreement and the other Finance Documents), and in an amount equal to 0.25% of the aggregate principal amount of (i) beginning with the first full fiscal quarter after the First Funding Date, the first installment of the New Term Loan and (ii) beginning with the first full fiscal quarter after the Second Funding Date, the second installment of the New Term Loan (and each such amount shall be a Principal Amortization Payment for all purposes under the Credit Agreement and the other Finance Documents). The aggregate unpaid principal balance of the New Term Loan outstanding shall be due and payable in full on the Term Loan Maturity Date. Each of the Borrower and the New Lender hereby authorizes, and the New Lender hereby directs and instructs, the Administrative Agent to complete and deliver to the Borrower and the New Lender (A) after the First Funding Date, a table setting forth Principal Amortization Payment Dates and the Principal Amortization Payments with respect to the first installment of the New Term Loan and (B) after the Second Funding Date, a table setting forth Principal Amortization Payment Dates and the Principal Amortization Payments with respect to the second installment of the New Term Loan. Each of the parties to this Agreement hereby acknowledges and agrees that (1) the Administrative Agent shall not be deemed to be in default under this Agreement or any other Finance Document or to have any duty or responsibility or to incur any liability as a result of its failure to complete and deliver any such table and (2) the provisions of Article IX and Sections 10.4 and 10.5 of the Credit Agreement shall apply to the completion and delivery of any such table by the Administrative Agent pursuant to this Section 2.

3. Maturity Date. Same as the existing Term Loans.

4. Borrowing and Commitment Termination. The Borrower may give the Administrative Agent an irrevocable Notice of Borrowing pursuant to and in accordance with Section 2.02 of the Credit Agreement with respect to the Borrowing of each installment of the New Term Loan from the New Lender at any time prior to April 1, 2013 (the “Termination Date”). The Borrower may make only two borrowings under the New Term Loan Commitment on any Business Day after the Increased Amount Date and prior to the Termination Date; provided that (a) each borrowing shall be in an aggregate principal amount of not less than $25,000,000 and (b) after giving effect to each borrowing, the aggregate principal amount of the New Term Loan shall not exceed the aggregate amount of the New Term Loan Commitment. The New Lender’s New Term Loan Commitment shall terminate immediately and without further action on the earlier of the Second Funding Date and the Termination Date after giving effect to the funding, if any, of the New Lender’s New Term Loan Commitment on such date.

5. Borrower and Use of Proceeds. The New Term Loan shall only be made to HGI. The proceeds of the New Term Loan shall be used for general corporate purposes of the Borrower and its Subsidiaries (including Permitted Business Acquisitions).

6. New Lender. The New Lender acknowledges and agrees that, upon its execution of this Agreement, the New Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Finance Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

7. Credit Agreement Governs. Except as set forth in this Agreement, the New Term Loan Commitment and the New Term Loan shall otherwise be subject to the provisions of the Credit Agreement and the other Finance Documents. Each of the Borrower, the Administrative Agent and the New Lender hereby acknowledges and agrees that the New Term Loan shall not constitute a separate Tranche of Term Loans.

8. Conditions Precedent to Increased Amount Date; Certification.

a.	The effectiveness of this Agreement and the New Term Loan Commitment is subject to the satisfaction of the following conditions precedent on the date hereof (the “Increased Amount Date”):

i.	each of the conditions in Section 4.02 of the Credit Agreement has been satisfied as of the Increased Amount Date;

ii.	no Default or Event of Default shall exist on the Increased Amount Date before or after giving effect to the New Term Loan Commitment and to the making of each installment of the New Term Loan pursuant thereto and after giving effect to any Permitted Business Acquisition consummated in connection therewith; and

iii.	the Secured Leverage Ratio, as of the Increased Amount Date and as of the last day of the most recently ended fiscal quarter of Holdings and its Consolidated Subsidiaries, calculated on a Pro-Forma Basis after giving effect to the New Term Loan Commitment (and assuming that the New Term Loan Commitment has been fully drawn), shall not be greater than 4.00:1.00.

b.	By its execution of this Agreement, the undersigned officer on behalf of the Borrower certifies that:

i.	each of the conditions in Section 4.02 of the Credit Agreement has been satisfied as of the Increased Amount Date;

ii.	the Borrower, upon the incurrence of the Proposed Borrowing, will be in pro forma compliance with the financial covenant set forth in Section 7.16 of the Credit Agreement as of the Increased Amount Date;

iii.	no Default or Event of Default shall exist on the Increased Amount Date before or after giving effect to the New Term Loan Commitment and to the making of each installment of the New Term Loan pursuant thereto and after giving effect to any Permitted Business Acquisition consummated in connection therewith;

iv.	the Secured Leverage Ratio, as of the Increased Amount Date and as of the last day of the most recently ended fiscal quarter of Holdings and its Consolidated Subsidiaries, calculated on a Pro-Forma Basis after giving effect to the New Term Loan Commitment (and assuming that the New Term Loan Commitment has been fully drawn), shall not be greater than 4.00:1.00; and

v.	each of the other conditions specified in Section 2.15 of the Credit Agreement has been satisfied as of the Increased Amount Date.

9. Notice. For purposes of the Credit Agreement, the initial notice address of each New Lender shall be as set forth below its signature below.

10. Non-U.S. Lenders. For each New Lender that is a Non-U.S. Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such New Lender may be required to deliver to Administrative Agent pursuant to Section 3.01 of the Credit Agreement.

11. Recordation of the New Term Loan Commitment and the New Term Loan. Upon execution and delivery hereof, the Administrative Agent will record the New Term Loan Commitment made by the New Lender in the Register. Upon the funding of the first installment of the New Term Loan, the Administrative Agent will record such installment in the Register. Upon the funding of the second installment of the New Term Loan, the Administrative Agent will record such installment in the Register.

12. Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except as provided by Section 10.03 of the Credit Agreement.

13. Entire Agreement. This Agreement, the Credit Agreement and the other Finance Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. This Agreement is a “Finance Document” for all purposes under the Credit Agreement and each other Finance Document.

14. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

15. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

16. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or electronic (i.e., “pdf”) transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

17. Conditions Precedent to Each Funding Date. The obligation of the New Lender to fund each installment of the New Term Loan is subject to the satisfaction of the following conditions precedent prior to the Termination Date:

a.	Each of the conditions in Section 4.02 of the Credit Agreement shall be satisfied as of each Funding Date.

b.	No Default or Event of Default shall exist on each Funding Date before or after giving effect to the New Term Loan Commitment and to the making of each installment of the New Term Loan pursuant thereto and after giving effect to any Permitted Business Acquisition consummated in connection therewith.

c.	The Secured Leverage Ratio, as of each Funding Date and as of the last day of the most recently ended fiscal quarter of Holdings and its Consolidated Subsidiaries, calculated on a Pro-Forma Basis after giving effect to the New Term Loan Commitment (and assuming that the New Term Loan Commitment has been fully drawn), shall not be greater than 4.00:1.00.

d.	Each of the other conditions specified in Section 2.15 of the Credit Agreement has been satisfied as of each Funding Date.

e.	Each of the Administrative Agent and the New Lender shall have received:

i.	a duly executed copy of this Agreement and a duly executed Notice of Borrowing with respect to each Funding Date;

ii.	(A) a duly executed certificate of the Secretary or Assistant Secretary of HGI dated the applicable Funding Date substantially in the form of Exhibit L to the Credit Agreement attaching the documents referred to therein (or, with respect to the organizational documents of HGI, certifying that since the Closing Date there have been no amendments to the organizational documents of HGI except as set forth in such certificate), (B) a duly executed certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (A) above and (C) a certificate as of a recent date as to the good standing of HGI from the Secretary of State of its jurisdiction of organization;

iii.	a duly executed certificate, dated the applicable Funding Date and signed by a Responsible Officer of the Borrower, making the certifications set forth in Section 8(b) on and as of the applicable Funding Date; and

iv.	a written opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, special counsel to the Credit Parties, addressed to the Administrative Agent, the Collateral Agent and the New Lender, dated the applicable Funding Date, in the form of Exhibit A attached hereto.

f.	All fees and expenses owing in respect of the New Term Loan to the Administrative Agent, the Collateral Agent and the New Lender shall have been paid.

g.	Immediately after giving effect to the funding of the applicable installment of the New Term Loan on the applicable Funding Date (and the application of the proceeds thereof), the aggregate principal amount of the New Term Loan shall not exceed the aggregate amount of the New Term Loan Commitment.

The “First Funding Date” shall be the date of satisfaction of the conditions precedent set forth in this Section 17 after the Increased Amount Date and prior to the Termination Date on which the first installment of the New Term Loan is funded. The “Second Funding Date” shall be the date of satisfaction of the conditions precedent set forth in this Section 17 after the First Funding Date and prior to the Termination Date on which the second installment of the New Term Loan is funded. Each of the First Funding Date and the Second Funding Date is referred to herein as a “Funding Date.”

18. Consent and Affirmation of the Credit Parties.

a.	Each Credit Party hereby consents to the transactions effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Agreement and the New Term Loan Commitment and the making of each installment of the New Term Loan, each Finance Document to which such Credit Party is a party is, and the obligations of such Credit Party contained in the Credit Agreement or in any other Finance Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. For greater certainty and without limiting the foregoing, each Credit Party hereby confirms that the existing security interests granted in favor of the Collateral Agent, for the benefit of the Secured Parties (as defined in each of the Security Agreement and the Pledge Agreement), pursuant to the Finance Documents in the Collateral described therein shall continue to secure the obligations of the Credit Parties under the Credit Agreement and the other Finance Documents as and to the extent provided in the Finance Documents. Each Guarantor reaffirms and agrees that its guarantee of the obligations of the Credit Parties under the Credit Agreement and the Finance Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

b.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness and to the making of each installment of the New Term Loan set forth in this Agreement, such Guarantor is not required by the terms of the Credit Agreement or any other Finance Document to consent to the transactions effected pursuant to this Agreement and (ii) nothing in this Agreement, the Credit Agreement or any other Finance Document shall be deemed to require the consent of such Guarantor to any future transactions similar to the transactions effected pursuant to this Agreement.

19. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

20. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Credit Parties, each Agent and each Lender and their respective permitted successors and assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first above written.

BARCLAYS BANK PLC, as New Lender

By:	/s/ Craig Malloy
Name: Craig Malloy
Title: Director

Notice Address:
745 Seventh Avenue,
New York, NY 10019
Attention: Noam Azachi
Telephone: 212-526-1957
Facsimile: 212-526-5115

THE HILLMAN GROUP, INC., as Borrower and a Guarantor

By:	/s/ Anthony A. Vasconcellos
Name: Anthony A. Vasconcellos
Title: Chief Financial Officer and Treasurer

THE HILLMAN COMPANIES, INC., as Borrower and a Guarantor

By:	/s/ Anthony A. Vasconcellos
Name: Anthony A. Vasconcellos
Title: Chief Financial Officer and Treasurer

OHCP HM ACQUISITION CORP., as a Guarantor

By:	/s/ John Monsky
Name: John Monsky
Title: Vice President

Signature page to Joinder Agreement

HILLMAN INVESTMENT COMPANY, as a Guarantor

By:	/s/ Anthony A. Vasconcellos
Name: Anthony A. Vasconcellos
Title: Chief Financial Officer and Treasurer

ALL POINTS INDUSTRIES, INC. , as a Guarantor

By:	/s/ Anthony A. Vasconcellos
Name: Anthony A. Vasconcellos
Title: Chief Financial Officer and Treasurer

SUNSUB C INC., as a Guarantor

By:	/s/ Anthony A. Vasconcellos
Name: Anthony A. Vasconcellos
Title: Chief Financial Officer and Treasurer

Signature page to Joinder Agreement

Consented to by: BARCLAYS BANK PLC, as Administrative Agent

By:	/s/ Craig Malloy
Name: Craig Malloy
Title: Director

Signature page to Joinder Agreement

SCHEDULE A

TO JOINDER AGREEMENT

Name of New Lender	New Term Loan Commitment
Barclays Bank PLC	$76,800,000.00

Schedule A-1

EXHIBIT A

TO JOINDER AGREEMENT

Form of Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP

(See attached)

Exhibit A-1